SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date earliest event reported)     May 5, 2003

MTR GAMING GROUP, INC.

(exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

0-20508	84-1103135
(Commission File Number)	(IRS Employer Identification Number)

STATE ROUTE 2 SOUTH, CHESTER, WEST VIRGINIA
(Address of principal executive offices)

26034
(Zip Code)

Registrant’s Telephone Number, Including Area Code: (304) 387-8300

N/A
(Former name or former address, if changed since last report)

Item 5.                                                             Other Events

The Registrant, Racing Acquisition, Inc. and Scioto Downs, Inc., executed Amendment No. 2, dated as of May 5, 2003 (the “Amendment”), to the Agreement and Plan of Merger entered into by such parties as of December 23, 2002.  The Registrant and Scioto Downs, Inc. executed a Management Agreement dated as of May 5, 2003 (the “Management Agreement”).  The Registrant hereby incorporates by reference the Amendment and the Management Agreement attached hereto, respectively as Exhibits 10.1 and 10.2.

Item 7.                                                           Financial Statements, Pro Forma Financial Information and Exhibits.

(a)                                  Not applicable.

(b)                                 Not applicable.

(c)                                  Exhibits:

Exhibit No.	Description

10.1	Amendment No. 2, dated as of May 5, 2003, to the Agreement and Plan of Merger entered into as of December 23, 2002 by and among the Registrant, Racing Acquisition, Inc. and Scioto Downs, Inc.

10.2	Management Agreement dated as of May 5, 2003, by and between the Registrant and Scioto Downs, Inc.

99.1	Press Release dated May 6, 2003

Item 9.                                                           Regulation FD Disclosure.

This information furnished under “Item 9.  Regulation FD Disclosure” is provided under “Item 12.  Results of Operations and Financial Condition” in accordance with SEC Releases Nos. 33-8216 and 34-47583.  The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On May 6, 2003, the Registrant issued a press release announcing financial results for the quarter ended March 31, 2003.  A copy of the press release is attached as Exhibit 99.1.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MTR GAMING GROUP, INC.

	By:	/s/ Edson R. Arneault
Edson R. Arneault, President

Date: May 7, 2003